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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                    FORM 8-A
                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                               WGL HOLDINGS, INC.
             (exact name of registrant as specified in its charter)


       Virginia                                          52-2210912
(State of Incorporation)                      (IRS Employer Identification No.)


                                1100 H Street, NW
                              Washington, DC 20080
           (Address of Principal Executive offices including Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box [ X ].

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box [ ].

        Securities to be registered pursuant to Section 12(b) of the Act

                                                Name of each exchange on
Title of each class to be so registered       which each class to be registered

       Common Stock,                            New York Stock Exchange
       No Par Value


        Securities to be registered pursuant to Section 12(g) of the Act

                                      None

ITEM I.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of WGL Holdings, Inc. Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-4 (File No. 333-96017), filed on February 2, 2000 under the Securities Act of 1933, which information is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form S-4 (File No. 333-96017), as amended, filed under the Securities Act of 1933, as amended, and are hereby incorporated herein by reference.


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                                    EXHIBITS

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EXHIBIT NO.                       DESCRIPTION
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
3.1                          Articles of Incorporation
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3.2                          Bylaws
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



                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 6, 2000            WGL HOLDINGS, INC.


                                 By:Frederic M. Kline
                                    --------------------------------------

                                    Frederic M. Kline
                                    Vice President and Chief Financial Officer